Investor Presentation March 2020 Exhibit 99.01

Disclaimers This presentation contains forward-looking statements made by Valero Energy Corporation (“VLO” or “Valero”) within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as “believe,” “estimate,” “expect,” “forecast,” “could,” “may,” “will,” “targeting,” “illustrative” or other similar expressions that convey the uncertainty of future events or outcomes. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Valero and are difficult to predict. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of Valero. Although Valero believes that the assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, Valero can not give assurance that it will achieve or accomplish its expectations, beliefs or intentions. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in Valero’s filings with the Securities and Exchange Commission, including Valero’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and other reports available on Valero’s website at www.valero.com. These risks could cause the actual results of Valero to differ materially from those contained in any forward-looking statement. This presentation includes non-GAAP financial measures. Our reconciliations of GAAP financial measures to non- GAAP financial measures are located at the end of this presentation. These non-GAAP financial measures should not be considered as an alternative to GAAP financial measures.

Who We Are (NYSE: VLO) Refining Premier assets and low cost operations 15 refineries, 3.2 million barrels per day (BPD) of high-complexity capacity Logistics assets, including approximately 3,100 miles of active pipelines, 130 million barrels of storage and over 50 docks Fuels marketing and distribution through bulk and wholesale channels Renewable Diesel Ethanol The largest global independent refiner and the largest renewable fuels producer in North America. Advantaged feedstock and operating costs World’s 2nd largest renewable diesel producer Operator and 50% owner of Diamond Green Diesel JV 275 million gallons per year production capacity Expanding to 675 million gallons annual production capacity Renewable diesel placed into premium low carbon markets Premier plants and low cost operations 14 plants with 1.73 billion gallons per year ethanol production capacity Plants convert corn into ethanol and distillers grains Existing logistics assets well-positioned to support export growth

4 Strong Presence in Advantaged U.S. Gulf Coast and Mid-Continent UNITED STATES WHOLESALE MARKETING PRESENCE VALERO ETHANOL PLANTS VALERO REFINERIES BRANDED WHOLESALE PRESENCE VALERO TERMINALS DIAMOND GREEN DIESEL PIPELINES PERU LIMA PEMBROKE LONDON UNITED KINGDOM IRELAND CANADA BENICIA WILMINGTON MCKEE ARDMORE THREE RIVERS BILL GREEHEY (CORPUS CHRISTI EAST AND WEST) TEXAS CITY PORT ARTHUR HOUSTON ST. CHARLES MERAUX MEMPHIS MOUNT VERNON LINDEN BLOOMINGBURG SAN ANTONIO ALBION AURORA HARTLEY WELCOME ALBERT CITY FORT DODGE CHARLES CITY JEFFERSON JEAN GAULIN (QUEBEC CITY) MONTREAL RIGA BLUFFTON LAKOTA See slide 33 for capacities. Majority of refineries designated as VPP Star Sites by OSHA, recognizing exemplary occupational safety and health programs. MEXICO CITY

Demonstrated Strategy for Value Creation Proven history of operations excellence: Safe, reliable, environmentally responsible operations have driven higher profitability and lower volatility through multiple commodity cycles The lowest cash operating costs among peer group Visibility to earnings growth: Steady pipeline of high return projects focused on operating cost control, market expansion and margin improvement 25% after-tax IRR hurdle rate for projects Demonstrated commitment to stockholders: Disciplined capital allocation with solid free cash flow and returns to stockholders Delivered on our target payout ratio of 40% to 50% every year under current management Texas City Refinery.

Disciplined Capital Management is a Constant in Our Strategy

1 Maintain Strong Balance Sheet

- Maintain investment grade credit rating
- Target 20% to 30% debt-to-cap ratio(1)

2 Non-Discretionary

Sustaining Capex

- Approximately $1.5 billion annually
- Key to safe and reliable operations

Dividend

- Commitment to stockholders
- Targeting a sustainable and growing dividend, with a payout that is at the high end of our peer group(2)

3 Discretionary

Growth Capex

- 25% after-tax IRR hurdle rate for projects
- Focused on operating cost control, market expansion and margin improvement

Acquisitions

- Evaluate versus alternative uses of cash

Cash Returns

- Targeting an annual payout ratio(3) between 40% and 50% of adjusted net cash provided by operating activities
- Stock buyback program consists of ratable and opportunistic purchases

(1) Targeted debt-to-cap ratio based on total debt reduced by $2 billion of cash.
(2) Peer group includes PSX, MPC, HFC, and PBF.
(3) Payout ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD's operating cash flow (excluding the change in its working capital) attributable to our joint venture partner.

6

Valero

Growth 40% Sustaining 60% Estimated Total Capex $2.5 Billion for 2020 Demonstrated Discipline in Capital Allocation $0.8 $1.1 $1.2 $1.4 $1.5 $1.6 $1.5 $1.2 $1.4 $1.4 $1.3 $1.9 $1.7 $1.8 $1.3 $1.6 $1.0 $0.6 $1.0 $0.7 $0.9 $0.3 $0.9 $1.3 $2.8 $1.3 $1.4 $1.7 $0.8 $0.4 $0.5 $0.6 2012 2013 2014 2015 2016 2017 2018 2019 Dividend Capital Allocation ($ billion) SustainingGrowth Buybacks Non-discretionary Steady investments in maintaining asset base and enhancing margin capability of portfolio. Sustaining capex includes costs for turnarounds and catalysts and regulatory compliance. Growth capex includes joint-venture investments but excludes acquisitions. Sustaining and growth capex excludes 50% of DGD’s sustaining and growth capex attributable to our joint venture partner.

$0.30 $0.65 $0.85 $1.05 $1.70 $2.40 $2.80 $3.20 $3.60 $3.92 570 million shares 98% 96% 93% 88% 81% 78% 75% 414 million shares 73% Annual Dividend Per Share and Weighted Average Shares Outstanding as a Percentage Relative to 2011 Dividend/shareWASO Delivering on our Commitment of Cash Returns to Stockholders Targeting continued buybacks and sustainable annual dividend growth. Energy Real Estate Utilities Financials Cons. Staples Materials Industrials Tech Comm. Services Health Care Cons. Disc. S&P 500 Source: Bloomberg as of February 26, 2020. (2) Dividend yield for sectors reflects the Index Yield of the respective SPDR exchange-traded fund (ETF). 2.0% 5.5% 4.9% 3.0% 3.0% 2.7% 2.3% 2.2% 2.0% 1.8% 1.5% 1.3% 0.9% Annual Dividend Yield(2) (1) Dividend per share annualized based on most recent quarterly dividend. 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 (1)

Safety and Reliability are Imperative for Profitability 0.25 0.39 0.90 0.40 Total Recordable Incident Rate (TRIR) Personnel Safety EmployeesContractors Industry 0.19 0.07 Process Safety Event Rate Tier 1 Process Safety (Three-year rolling averages) 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Personnel IndexMaintenance IndexNon-Energy Cash Opex Energy Intensity Index Investments in reliability have contributed to operations excellence. In 2019, we delivered our best year ever on employee safety performance and the lowest number of environmental events in company history. See slide 22 for notes regarding this slide. Improvement Versus Industry Benchmarks Leads to Greater Margin Capture, Lower Operating Expenses, and Better Efficiency 2008 2018 2018 2008

$3.00 $6.50 2010 2013 2016 2019 Refining Cash Operating Expenses Per Barrel of Throughput (Excludes Turnaround and D&A Expenses) Peer Range Peer group includes PSX, MPC, HFC, and PBF. Increased Refinery Availability Has Driven Valero to be the Lowest Cost Producer See slide 22 for notes regarding this slide. 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Mechanical Availability Improvement in Mechanical Availability Versus Industry Benchmarks 2018 2008 2018 2008

Advantaged Crude Supply in the U.S. Gulf Coast 1,484 1,149 779 190 57% 38% 36% 19% 0 VLOMPCPSXPBFHFC Valero’s refineries have operational flexibility to process a wide range of feedstocks and access to a deep pool of skilled labor in the U.S. Gulf Coast. (1) CDU capacity from EIA data and company presentations. See slide 33 for capacity and Nelson complexity by refinery. (2) Ranges represent average quarterly minimums and maximums of each feedstock category as a % of total feedstock. Ranges for monthly averages are wider. Gulf Coast Refining Capacity(1) Thousand Barrels per Day (MBPD) % of Overall Refining Capacity Valero Gulf Coast Feedstock Ranges(2) 17% 6% 17% 8% 34% 34% 54% 23% 22% 17% 11% 40% Heavy Sour Medium / LightSweetResiduals Sour 2012 - 2018 2012 - 2019

12 Our Portfolio Facilitates Global Optimization of Product Exports See slide 22 for notes regarding this slide. Distillate volumes include diesel, jet fuel and ULSK. 423 108 538 335 227 928 505 1,083 545 GasolineDistillate Distillate Gasoline Product shortages in Latin America, Eastern Canada, Europe, and Africa expected to drive import demand growth. VLO’s U.S. Product Exports (MBPD)

Visibility to Growth with a Steady Pipeline of High Return Projects

- Expect to spend approximately $1 billion annually on growth investments
- Approximately $350 MM of incremental EBITDA in 2019 from completed projects
  - Diamond Green Diesel expansion, Houston alkylation unit, Sunrise Pipeline and other optimization projects
- Projects in execution phase (by expected completion date)
  - Pasadena terminal (1Q20), $410 MM cost[1]
  - St. Charles alkylation unit (4Q20), $400 MM cost
  - Pembroke cogeneration unit (4Q20), $170 MM cost
  - Diamond pipeline expansion (2021), $100 MM cost[1]
  - Diamond Green Diesel train II (2021), $550 MM cost[1]
  - Port Arthur coker (2022), $975 MM cost
- Other projects in development phases
  - Growing the renewable fuels business
  - Expanding product supply chain into Mexico and Latin America
  - Increasing light products yield and octane enhancement in U.S. Gulf Coast
  - Logistics for feedstock and product flexibility

[1] Represents Valero's share of total project cost.

Illustrative Annual EBITDA Contribution from Projects ($1.2 - $1.5 billion)


Projects in Execution
Projects in Development
$300 - $400 MM
$900 - $1,100 MM

See slide 22 for notes regarding this slide.
EBITDA estimates are illustrative. Excludes potential M&A.

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Valero

Investing to Improve Margins and Light Product Yields $975 MM anticipated cost for 55 MBPD delayed coker and sulfur recovery unit, with expected startup in 2022 Creates two independent CDU-VDU-coker trains, which should improve turnaround efficiency and reduce maintenance-related lost margin opportunity Design enables full utilization of existing CDU capacity, reduces VGO purchases, and increases heavy sour crude and resid processing capability and light products yield Estimated $420 MM annual EBITDA contribution at 2018 average prices ($325 MM at mid-cycle prices) Port Arthur Coker Port Arthur Delayed Coker Unit. Incremental Volumes (MBPD) Feeds Crude 102 Resid 21 VGO (47) Products Naphtha 3 Gasoline 15 Diesel 43 LPG 4

Independent parallel renewable diesel plant and renewable naphtha finishing facility adjacent to existing St. Charles plant is expected to be completed in 2021 Expect increase in annual renewable diesel production capacity by 400 million gallons per year and enables recovery of renewable naphtha Combined total production capacity is expected to be 675 million gallons per year after successful completion Valero’s $550 million portion of DGD II is expected to be funded from cash generated by DGD’s operations Valero’s 50% share of estimated annual EBITDA contribution is approximately $250 MM at $1.26/gallon historical average EBITDA(1) Margins expected to be supported by increasing renewable fuel mandates and carbon pricing DGD is also in an advanced engineering review phase for a potential new 400 million gallons per year renewable diesel plant in Port Arthur, Texas Investing to Increase Premium Renewable Fuels Production Diamond Green Diesel Expansion (1) Historical average EBITDA includes the Blenders Tax Credit. Projected pro forma EBITDA estimate of $1.26/gallon excludes the Blenders Tax Credit. Diamond Green Diesel Train 1.

39 53 51 63 72 87 76 40 55 54 76 13 91 19 112 25 95 19 2017 2018 2019* U.S. Fuel Ethanol Exports (MBPD) Rest of IndustryValero Ethanol Operations 14 plants with 1.73 billion gallons annual production capacity Dry mill production process, where corn is ground into flour and mixed with water before fermentation Plants purchased for approximately 37% of replacement cost Efficient plants with scale, located in corn belt Operational best practices transferred from refining Plant capacity at 130% of original design Cost advantaged versus the industry Ethanol expected to remain in the U.S. gasoline pool and demand expected to grow with year-round E15 and CAFE standards 2019 exports impacted by trade barriers, higher domestic corn prices with the late corn crop, and lower gasoline prices which reduces blend economics Expect a rebound in export growth U.S. corn-based ethanol is the most economic choice for export into global markets Global mandates to reduce GHG emissions and favorable blend economics Existing logistics assets well-positioned to support expected rebound in export growth Ethanol plant in Aurora, South Dakota. 2013201420152016 Source: U.S. Energy Information Agency (EIA). *2019 through November 30. Outlook

Valero is Well Positioned for IMO 2020

Expected Impacts to Crude and Products

- Sour crude oil and resid discounts are expected to widen as low complexity refineries switch to sweeter crude and feedstocks to reduce high sulfur fuel oil production
- Diesel demand and cracks are expected to increase as some distillate is blended into diesel-based marine gas oil (MGO) to meet the new low sulfur fuel oil specification
- Gasoline cracks are expected to improve as low sulfur vacuum gasoil feedstocks compete with other blendstocks into bunker fuel and refiners maximize distillate production

Peer Leading U.S. Resid Upgrading Capacity(1)



(MBPD)
% of Crude Capacity
~550
~70
Peer Range
21
12

Peer Leading U.S. Conversion Capacity to Maximize Distillate Yield(2)



(MBPD)
% of Crude Capacity
~700
~75
Peer Range
30
14

Peer group includes PSX, MPC, HFC, and PBF.

(1) Source: EIA data as of January 1, 2019. U.S. conversion capacity as a percentage of CDU capacity. Conversion capacity includes delayed coking, fluid coking, resid hydrotreating, resid hydrocracking, and deasphalting.

(2) Conversion capacity as a percentage of CDU capacity. Conversion capacity includes delayed coking, fluid coking, gasoil hydrocracking, and residual hydrocracking.

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Valero

$1,844 $4.62 2016 results are not a representation of management’s expectations for 2020. See slide 22 for notes regarding this slide. Peer group includes PSX, MPC, HFC, and PBF. See slides 37 – 41 for non-GAAP disclosures. Refining EBITDA Per Barrel of Throughput BETTER $3.72 Delivered Solid Earnings and Free Cash Flow Even in a Low Margin Environment (2016) Adjusted Earnings Per Share Peer Range Free Cash Flow ($mm)(as a % of Avg. Market Cap) Average Free Cash Flow ($mm)(as a % of Avg. Market Cap) 2016 2012 to 2019 7% $2,607 9% Source: Bloomberg and company reports.

Demonstrated Lower Volatility in Earnings and Free Cash Flow

Volatility 2012 – 2019



Peer Range
BETTER
43%
32%
60%
Adjusted Earnings Per Share
EBITDA
Free Cash Flow

Total Stockholder Return



400
%
-50
VLO +192%
S&P 500 Index +153%
Dow Jones Index +145%
XLE -16%
XLE Constituent Min -69%
Dec-12
Feb-20
Peer Range
VLO

Valero has demonstrated lower volatility in earnings and free cash flow than refining and diversified peers, while delivering higher total stockholder return.

See slide 22 for notes regarding this slide. Peer group includes PSX, MPC, HFC, and PBF.
Source: Bloomberg and company reports.
See slides 37 – 41 for non-GAAP disclosures.

19

We Believe Valero is a Compelling Investment


VLO Percent Rank Versus S&P 500 Constituents
5.5%
14%
76%
1.3x
5.0x
Dividend Yield
Consensus EBITDA CAGR 2019-2021
TSR Since 2014(1)
Net Debt to TTM Adjusted EBITDA(2)
EV / 2020 EBITDA(3)

- **Premier asset portfolio and operations**
- **Managed risks**
  - Proven operations excellence with the lowest cash operating costs among peer group[4]
  - Strong financial position
  - Demonstrated lower volatility in earnings and free cash flow than refining and diversified peers, while delivering higher total stockholder return.
- **Disciplined growth strategy**
  - Invest in high return projects focused on operating cost control, market expansion and margin improvement
  - 25% after-tax IRR hurdle rate for projects
  - Generate solid cash flow across margin cycles
- **Delivered on our target payout ratio of 40% to 50% every year under current management**
  - Sustainable annual dividend growth
  - Target continued buybacks

Source: Bloomberg as of February 26, 2020. [1] TSR from December 31, 2014 through February 26, 2020 includes stock price appreciation and dividends paid. [2] Net debt to adjusted EBITDA for 12 months ended December 31, 2019. [3] EV / EBITDA based on 2020 consensus estimates. See slides 37 – 41 for non-GAAP disclosures. [4] Peer group includes PSX, MPC, HFC, and PBF.

20
Valero

Appendix Contents Topic Pages Notes 22 Guidance 23 Environmental, Social and Governance (ESG) 24 Macro Environment Themes 25 Logistics Investments to Improve Feedstock Flexibility, Cost & Crude Quality 26 Valero Logistics Assets 27 Investing to Grow Product Placement into Higher Netback Markets 28 Project Price Set Assumptions 29 Projects in Execution Phase or Recently Completed 30 – 32 Refining Capacity and Nelson Complexity 33 Natural Gas Cost Sensitivity 34 Total Stockholder Return 35 A Shift In Refining Valuation 36 Non-GAAP Disclosures 37 – 41 Investor Relations Contacts 42

Notes Slide 9 Contractor total recordable incident rate from U.S. Bureau of Labor Statistics. Tier 1 three-year rolling averages of process safety events per 20,000 work hours. Tier 1 defined within API Recommended Practice 754. Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero. Slide 10 Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero. Slide 12 Valero’s actual U.S. gasoline and distillate export volumes and current and potential future gasoline and distillate export capacities are shown in the chart. Potential future gasoline and distillate export capacities are based upon expansion opportunities identified at the St. Charles (gasoline and distillate) refinery. Potential capacity also includes Pasadena terminal currently under construction. Map shows destinations for products exported from Valero’s refineries in the U.S., Canada and the U.K. Slide 13 Amounts shown represent targeted EBITDA growth. We are unable to provide a reconciliation of such forward-looking targets because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown financing terms, project timing and costs, and other potential variables. Accordingly, a reconciliation is not available without unreasonable effort. Slide 18 Refining EBITDA per barrel of throughput is defined as refining margin less operating expenses (excluding depreciation and amortization expenses) divided by total throughput volumes. VLO defines refining margin as refining operating income excluding operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, lower cost or market inventory valuation adjustment, and asset impairment loss. Earnings per share are adjusted to exclude special or nonrecurring items further described on slide 38. Free cash flow is defined as net cash provided by operating activities less capital expenditures, deferred turnaround and catalyst cost expenditures, investments in joint ventures, and changes in current assets and liabilities. Average free cash flow reflects 2012 through the most recent annual filing. Average free cash flow for PBF reflects years 2013 to 2019 due to its December 2012 IPO. Slide 19 Volatility expressed as coefficient of variance, or the standard deviation divided by the mean, of the respective metric on a quarterly basis from the first quarter of 2012 through the most recent filing. EBITDA is defined as net income plus income tax, net interest and depreciation and amortization. TSR from December 31, 2012 through February 26, 2020. TSR includes stock price appreciation and dividends paid.

VLO Guidance

1Q20[1]

• Throughput (MBPD)	
– U.S. Gulf Coast	1,630 to 1,680
– U.S. Mid-Continent	410 to 430
– North Atlantic	470 to 490
– U.S. West Coast	230 to 250
• Refining cash operating expense per barrel of throughput	$4.15
• Ethanol	
– Production (millions of gallons per day)	4.2
– Operating expense per gallon of production	$0.37
• Cash opex	$0.32
• Non-cash opex	$0.05
• Depreciation and amortization expense ($MM)	$560
• Net interest expense ($MM)	$113

2020[1]

• Renewable Diesel	
– Sales volume (thousands of gallons per day)	750
– Operating expense per gallon of production	$0.50
• Cash opex	$0.30
• Non-cash opex	$0.20
• Payout ratio[2] of adjusted net cash provided by operating activities	40 to 50%
• Effective tax rate	22%
• General and administrative expense ($MM)	$860
• RINs expense ($MM)	$300 to $400
• Capital expenditures ($MM)	$2,500
– Sustaining	60%
– Growth	40%


Port Arthur Refinery

[1] Unless otherwise stated, guidance as provided on the 4Q19 earnings call and is included here for informational purposes only.
[2] Payout ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD's operating cash flow (excluding the change in its working capital) attributable to our joint venture partner.

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Valero

Environmental, Social and Governance (ESG)



Environmental

Environmental

- Largest renewable fuels producer in North America
- Significant investment in renewable fuels of $2.6 billion(1)
- An industry safety leader
- Record low environmental events driven by improvements in process safety and reliability with growing throughput capacity
  - 21% reduction in refining GHG emissions since 2010
  - 99% flaring-free refinery operations
  - 44% reduction in criteria emissions(2) since 2007
- 22% reduction in refinery energy use since 2008



Social

- With 10,000 employees, we foster a culture that supports diversity and inclusion
- Safe, healthy and rewarding work environment with opportunities for growth
- Recognized as one of America's best large employers
- Member of the Civic 50 list of America's most community-minded major companies by Points of Light
- More than $60 million charitable donations generated in 2019
- ~150,000 volunteer hours companywide in 2019



Governance

Governance

- Independent and diverse Board of Directors
  - 3 fully independent committees
  - 10 of 11 members are independent
  - 3 of 11 members are women
- Robust governance, regulatory compliance and high ethical standards
- Alignment of executive pay to company performance
- Board Committee provides oversight of climate-related risks
- Committed to ESG engagement

(1) Total investment includes $1.7 billion in ethanol since 2009 and Valero's renewable diesel investment estimated at $900 million.
(2) As defined by the U.S. Environmental Protection Agency. Includes carbon monoxide, lead, nitrogen oxides, particulate matter, ground-level ozone and sulfur oxide.

24

Valero

FEEDSTOCK SUPPLY Abundant and growing supply of crude oil and natural gas Expanding North American logistics capacity continues to add efficiency to crude oil movements, particularly in the U.S. Gulf Coast Supportive Macro Environment Expected PRODUCT DEMAND Macro environment themes represent industry consultant views. REGULATORY AND GEOPOLITICAL Evolving U.S. legislative and regulatory landscape Emerging global developments Positive fundamentals continue to drive global transportation fuels growth. Economic growth continues to generate rising product demand Price environment remains favorable for healthy product demand Bunker fuel specification change expected to increase distillate demand Product shortages in Latin America, Eastern Canada, Europe and Africa

Logistics Investments to Improve Feedstock Flexibility, Cost and Crude Quality

Competitive Supply in the Mid-Continent


McKee
Local Crude Gathering
Cushing
Centurion Pipeline
Basin
Red River Pipeline
Diamond Pipeline
Memphis
NuStar
Childress Station
NuStar
Ardmore
Collierville Crude System
Hewitt
Wasson
Wichita Falls
Centurion Pipeline
Sunrise Pipeline
ETCOP
Capline
Colorado City
Midland
To Nederland
To St. James

Crude Supply Flexibility for Quebec


Jean-Gaulin (Quebec City)
U.S./Foreign Crude Imports
Enbridge Line 9
Montreal East Terminal

Taking Advantage of Increasing Permian Production with Investments in Corpus Christi


Harvest Pipeline (Eagle Ford)
EOG Pipeline (Eagle Ford)
Cactus Pipeline (Permian)
Grey Oak (Permian)
Local Crude Gathering
Three Rivers
NuStar
NuStar Oakville Terminal
NuStar
Cactus
Cactus II
Grey Oak
NuStar North Beach
EPIC
Corpus Christi West and East
Crude Export Dock
Crude Export Tankage

Blue lines and terminals represent Valero ownership interest.

26

Valero

Valero Logistics Assets Racks, Terminals and Storage(1) Approximately 130 million barrels of active shell capacity for crude oil and products Over 200 truck rack bays Rail Approximately 5,250 purchased railcars Expected to serve long-term needs of ethanol, asphalt, aromatics, and other products Pipelines(1) Approximately 3,100 miles of active pipelines Central Texas Pipeline started up in September 2019 Sunrise Pipeline expansion in Permian started up in November 2018 Marine(1) Over 50 docks Two Panamax class vessels (joint venture) (1) Includes assets that have other joint venture or minority interests. Does not include ethanol assets.

Investing to Grow Product Placement into Higher Netback Markets

Advantaged Refineries and Logistics


MCKEE
EL PASO
TEXAS CITY
PORT ARTHUR
ST. CHARLES
UNITED STATES
THREE RIVERS
MEXICO
HOUSTON
MERAUX
LAREDO
BILL GREEHEY
NUEVO LAREDO
HARLINGEN
MONTERREY
ALTAMIRA
GUADALAJARA
MEXICO CITY
VERACRUZ
PUEBLA
PATSA
PAITA
PERU
CALLAO
VALERO REFINERIES
TERMINALS (1)
PIPELINES
RAILCARS
SHIPS

(1) Includes terminals owned or leased by Valero.

U.S. Product Exports

12 Month Moving Average (MBPD)


Other
Europe
Canada
Other Latin America
Mexico
86%
'09
'11
'13
'15
'17
'19
Total Gasoline(2) & Diesel

Source: DOE Petroleum Supply Monthly data through November 2019.

(2) Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE and other oxygenates).

Expansion of supply chain to high demand growth markets provides ratable product outletand improves margin capture.

28

Valero

Project Price Set Assumptions Driver ($/bbl) 2018 Average(1) ICE Brent 71.56 ICE Brent – WCS Houston 9.41 HSVGO – ICE Brent 6.03 3.5%S Fuel Oil – ICE Brent (10.39) USGC CBOB – ICE Brent 4.85 USGC ULSD – ICE Brent 14.05 Naphtha – ICE Brent (1.38) LPG – ICE Brent (34.77) $200 100 200 0 2014 2015 2016 2017 2018 2019 2020 LCFS Credit Average Prices(2) ($/MT) (1) Source: 2018 average prices from ICE, Argus, Platts, and OPIS. Port Arthur Coker Project Diamond Green Diesel Project At $200 per ton carbon price, the carbon value of a 25 CI renewable diesel fuel in California is $1.76 per gallon. (2) Source: Monthly average prices from California Air Resources Board as of January 2020.

Investing to Improve Margins Octane demand expected to grow due to Tier 3 sulfur regulations and CAFE standards Abundant, low cost North American NGL supply provides advantage for Gulf Coast capacity additions Both units upgrade low value isobutane and amylenes into high value alkylate –High octane, low vapor pressure component enables the blending of incremental butane and low octane naphtha 13 MBPD capacity at Houston refinery ($300 MM cost) started up in June 2019 17 MBPD capacity at St. Charles refinery ($400 MM cost) expected to start up in 4Q20 Houston and St. Charles Alkylation Units Houston alkylation unit.

Investing to Improve Access to North American Crude and Refinery Operating Cost Structure Diamond 200 MBPD capacity connecting Memphis to Cushing ($460 MM cost(1)), and Sunrise 100 MBPD undivided interest connecting Midland to Wichita Falls ($135 MM cost(1)) 200 MBPD expansion and extension of Diamond ($100 MM cost(1)) expected to be completed in 2021 Provides additional Mid-Continent crude access to our McKee, Ardmore and Memphis refineries Improves crude oil supply flexibility, efficiency and blend quality Wilmington facility ($110 MM cost) started up in November 2017 Pembroke plant (£130 MM or $170 MM cost) scheduled to be completed in 4Q20 Expect to reduce costs and improve supply reliability for power and steam Diamond and Sunrise Pipelines Diamond pipeline. Wilmington cogeneration plant. Cogeneration Plants (1) Project cost for Valero’s 50% share of Diamond and 20% undivided interest in Sunrise.

Investing to Improve Margins, Product Export Capability and Biofuels Blending


Texas
WILLIAMSON COUNTY
HEARNE
Austin
HOUSTON


Pasadena terminal.

Extending Product Supply Chain in Central Texas and the U.S. Gulf Coast

- Central Texas pipelines and terminals to supply high-growth refined products market
  - Started up in September 2019
  - Approximately 205 miles of pipe[1], 960 thousand barrels of total storage capacity, and a truck rack
- Pasadena refined products terminal joint venture with Magellan Midstream Partners, L.P. (NYSE: MMP)
  - Initially includes 5 MM barrels of storage capacity with butane blending, two ship docks and a three-bay truck rack
  - 1 MM barrels of storage capacity and one ship dock currently operational
  - Anticipated Valero costs of $410 MM, with completion expected in 1Q20
- Projects expected to improve product margins, reduce secondary costs, provide opportunity for third-party revenues, and increase capability for biofuels blending

[1] Valero owns ~70 mile pipeline from Hearne to Williamson County and 40% undivided interest in 135 mile pipeline from Houston to Hearne.

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Valero

Our Refining Capacity and Nelson Complexity Refinery Capacities (MBPD)(1) Nelson Complexity Index Throughput Crude Corpus Christi(2) 370 290 14.4 Houston 255 205 8.0 Meraux 135 125 9.7 Port Arthur 395 335 12.7 St. Charles 340 215 16.1 Texas City 260 225 11.1 Three Rivers 100 89 13.2 U.S. Gulf Coast 1,855 1,484 12.4 (3) Ardmore 90 86 12.1 McKee 200 195 8.3 Memphis 195 180 7.9 U.S. Mid-Continent 485 461 8.9 (3) Pembroke 270 210 10.1 Quebec City 235 230 7.7 North Atlantic 505 440 8.8 (3) Benicia 170 145 16.1 Wilmington 135 85 15.8 U.S. West Coast 305 230 16.0 (3) Total 3,150 2,615 11.5 (3) (1) Capacities and Nelson complexity indices as of December 31, 2019. (2) Represents the combined capacities of two refineries—Corpus Christi East and Corpus Christi West. (3) Weighted average.

U.S. Natural Gas Provides Opex and Feedstock Cost Advantages $2.53/mmBtu $0.79/bbl throughput $4.85/mmBtu $1.51/bbl throughput U.S.Europe 2019 average natural gas prices for U.S. and Europe. Estimated cost is derived using 920,000 mmBtu/day of natural gas consumption and a throughput of 3.0 MMBPD (12-month rolling average). $0.8 billion pre-tax annual cost advantage Our refining operations consume approximately 920,000 mmBtu/day of natural gas, of which 63% is operating expense and the balance is cost of goods sold Significant annual pre-tax cost savings compared to refiners in Europe Prices expected to remain low and disconnected from global oil and gas markets Natural Gas Cost Sensitivity for Valero’s Refineries

-100 185 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 % Total Stockholder Return XLE RangeVLO VLO Dow Jones Index S&P 500 Index XLE XLE Constituents Min +76% +71% +68% -27% -71% Outperformed the Dow Jones Index, the S&P 500 Index and the XLE Index(1) on TSR Since 2014 History of energy sector and broader market outperformance under current leadership team. (1) XLE includes refining peers PSX, MPC, HFC, and 25 other energy companies such as XOM, CVX, SLB, COP, EOG, OXY, and KMI. (2) TSR from December 31, 2014 through February 26, 2020. TSR includes stock price appreciation and dividends paid. Dec-19 Feb-20 35

Now vs. Then – A Shift In Refining Valuation

In the Past

INDUSTRY/MACRO

- Range bound industry wide EV/EBITDA multiple +/-4.5x
- Peer group fragmented with smaller scale, less efficient refiners
- U.S. importing products to meet domestic product shortage
- Stock prices driven by seasonal refining trading cycles
- Higher interest rates (10-yr Treasury ~5 percent)

VALERO

- Marginal operations (+/- 85% utilization)
  - Third quartile operating performance impacted by M&A integration
  - Disadvantaged East Coast and Caribbean operations
- Less disciplined M&A and capital project execution
  - Frequent acquisitions
  - Focused on volume growth
  - Approximately $3.5 billion annual capex
- Volatile cash flow profile and lower stockholder returns
  - 1-2 percent dividend yield ($0.32/share annually)
  - Approximately $5 billion of liquidity
  - >570 million shares outstanding
- Volatile stock price

New Paradigm

INDUSTRY/MACRO

- EV/EBITDA multiple expansion and dispersion by company
- Peer group of larger scale, efficient and complex refiners
- Tight global product market expected to continue
  - Economic growth and price environment remains favorable for healthy product demand
- Abundant supply of domestic crude oil and natural gas providing feedstock advantage
- Lower interest rates (10-yr Treasury <2 percent)

VALERO

- Premier operations (+/- 95% utilization)
  - First quartile operating performance amid stable, upgraded portfolio with the lowest cash operating expense
  - Advantaged operations and scale
- Disciplined capital investment and growth strategy
  - Rigorous M&A targeting and screening process
  - 25% after-tax IRR hurdle rate for projects focused on market expansion, margin enhancement and operating cost reduction
  - Approximately $2.5 billion annual capex
- Distinctive free cash flow and higher stockholder returns
  - Annualized dividend of $3.92/share
  - Approximately $7.9 billion of liquidity as of December 31, 2019
  - Approximately 409 million shares outstanding as of January 31, 2020
- Higher lows and less volatility in stock price with support from dividend and long-only investors

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Valero

Non-GAAP Disclosures Adjusted EBITDA and Net Debt-to-Adjusted EBITDA VLO defines EBITDA as net income before income tax expense, interest and debt expense, net of capitalized interest, and depreciation and amortization expense. VLO defines net debt-to-adjusted EBITDA as the ratio of total debt, net of cash, divided by adjusted EBITDA, which is defined as EBITDA further adjusted for deferred turnaround and catalyst cost expenditures, blender’s tax credit and loss on early redemption of debt. VLO believes that the presentation of adjusted EBITDA provides useful information to investors to assess our ongoing financial performance because, when reconciled to net income, it provides improved comparability between periods through the exclusion of certain items that VLO believes are not indicative of our core operating performance and that may obscure our underlying business results and trends. VLO believes that the presentation of net debt-to-adjusted EBITDA provides useful information to investors to assess VLO’s ability to incur and service debt. The GAAP measures most directly comparable to adjusted EBITDA are net income and net cash provided by operating activities. Adjusted EBITDA should not be considered an alternative to net income or net cash provided by operating activities presented in accordance with GAAP. Adjusted EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income or net cash provided by operating activities. Adjusted EBITDA should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because adjusted EBITDA may be defined differently by other companies in our industry, VLO’s definition of adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. Refining EBITDA Per Barrel of Throughput VLO defines refining EBITDA per barrel of throughput as refining margin less operating expenses (excluding depreciation and amortization expenses) divided by total throughput volumes. VLO defines refining margin as refining operating income excluding operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, lower cost or market inventory valuation adjustment, and asset impairment loss. VLO believes refining EBITDA provides useful information to investors to assess our ongoing financial performance because, when reconciled to refining operating income, it provides improved comparability between periods through the exclusion of certain items that VLO believes are not indicative of our core operating performance and that may obscure our underlying business results and trends. The GAAP measure most directly comparable to refining EBITDA is refining operating income. Refining EBITDA should not be considered an alternative to refining operating income presented in accordance with GAAP. Refining EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect refining operating income. Refining EBITDA should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because refining EBITDA may be defined differently by other companies in our industry, VLO’s definition of refining EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

Non-GAAP Disclosures (continued) Adjusted Earnings Per Common Share – assuming dilution VLO defines adjusted earnings per common share – assuming dilution as earnings per common share – assuming dilution excluding the lower of cost or market inventory valuation adjustment and its related income tax effect, asset impairment losses and the income tax benefit from the Aruba disposition. VLO believes this measure is useful to assess our ongoing financial performance because, when reconciled to earnings per common share – assuming dilution, it provides improved comparability between periods through the exclusion of certain items that VLO believes are not indicative of our core operating performance and that their exclusion results in an important measure of our ongoing financial performance to better assess our underlying business results and trends. The GAAP measures most directly comparable to adjusted earnings per common share – assuming dilution are earnings per common share – assuming dilution. Adjusted earnings per common share – assuming dilution should not be considered an alternative to earnings per common share – assuming dilution presented in accordance with GAAP. Adjusted earnings per common share – assuming dilution has important limitations as an analytical tool because it excludes some, but not all, items that affect earnings per common share – assuming dilution. Adjusted earnings per common share – assuming dilution should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because adjusted earnings per common share – assuming dilution may be defined differently by other companies in our industry, VLO’s definition of adjusted earnings per common share – assuming dilution may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. Free Cash Flow VLO defines free cash flow as net cash provided by operating activities less capital expenditures, deferred turnaround and catalyst cost expenditures, investments in joint ventures, and changes in current assets and liabilities. VLO believes that the presentation of free cash flow provides useful information to investors in assessing our ability to cover ongoing costs and our ability to generate cash returns to stockholders. The GAAP measures most directly comparable to free cash flow are net cash provided by operating activities and net cash used in investing activities. Free cash flow should not be considered an alternative to net cash provided by operating activities or net cash used in investing activities presented in accordance with GAAP. Free cash flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net cash provided by operating activities or net cash used in investing activities. Free cash flow should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because free cash flow may be defined differently by other companies in our industry, VLO’s definition of free cash flow may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

Non-GAAP Disclosures: Adjusted EBITDA and Net Debt-to-Adjusted EBITDA RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA AND NET DEBT-TO-ADJUSTED EBITDA (Unaudited, in Millions, Except Ratio Amount) Year Ended December 31, 2019 Net income $2,784 Less: Deferred turnaround and catalyst cost expenditures 780 Less: Blender’s tax credit 158 Plus: Loss on early redemption of debt 22 Plus: Depreciation and amortization expense 2,255 Plus: Interest and debt expense, net of capitalized interest 454 Plus: Income tax expense 702 Adjusted EBITDA $5,279 December 31, 2019 Debt and finance lease obligations, less current portion $9,178 Current portion of debt and finance lease obligations 494 Cash and cash equivalents (2,583) Total debt net of cash $7,089 Net Debt-to-Adjusted EBITDA = $7,089 / $5,279: 1.3x

Non-GAAP Disclosures: Refining EBITDA Per Barrel of Throughput RECONCILIATION OF REFINING EBITDA PER BARREL OF THROUGHPUT (Unaudited, in Millions, Except Per Barrel Amount) Year Ended Dec 31, 2016 Refining operating income $3,730 Plus: Operating expenses (excluding depreciation and amortization expense reflected below) 3,740 Plus: Depreciation and amortization expense 1,734 Plus: Lower of cost or market inventory valuation adjustment (697) Plus: Asset impairment loss 56 Refining margin $8,563 Less: Operating expenses (excluding depreciation and amortization expense) 3,740 Refining EBITDA $ 4,823 Total throughput volumes (thousand barrels per day) 2,855 Refining EBITDA per barrel of throughput $ 4.62

Non-GAAP Disclosures:
Adjusted Earnings Per Share and Free Cash Flow

RECONCILIATION OF EARNINGS PER COMMON SHARE – ASSUMING DILUTION, TO ADJUSTED EARNINGS PER COMMON SHARE – ASSUMING DILUTION
(Unaudited)

	Year Ended December 31, 2016
Earnings per common share – assuming dilution	$ 4.94
Exclude adjustments:	
Lower of cost or market inventory valuation adjustment, net of taxes	1.25
Asset impairment loss	(0.12)
Income tax benefit on Aruba Disposition	0.09
Total adjustments	1.22
Adjusted earnings per common share – assuming dilution	$ 3.72

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES UNDER GAAP TO FREE CASH FLOW
(Unaudited, in Millions)

	Year Ended December 31,							
	2012	2013	2014	2015	2016	2017	2018	2019
Net cash provided by operating activities	$5,270	$ 5,564	$ 4,241	$ 5,611	$ 4,820	$ 5,482	$ 4,371	$5,531
Less: Capital expenditures	2,931	2,121	2,153	1,618	1,278	1,353	1,628	1,769
Less: Deferred turnaround and catalyst cost expenditures	479	634	649	673	718	523	915	780
Less: Investments in joint ventures	57	76	14	141	4	406	181	164
Less: Changes in current assets and current liabilities	(302)	922	(1,810)	(1,306)	976	1,289	(1,297)	294
Free cash flow	$2,105	$ 1,811	$ 3,235	$ 4,485	$ 1,844	$ 1,911	$ 2,944	$2,524

Total free cash flow, 2012 – 2019	$20,859
Number of years	8
Average free cash flow, 2012 – 2019	$2,607

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Valero

Investor Relations Contacts For more information, please contact: Homer Bhullar Vice President, Investor Relations 210.345.1982 Homer.Bhullar@Valero.com Eric Herbort Senior Manager, Investor Relations 210.345.3331 Eric.Herbort@Valero.com Gautam Srivastava Manager, Investor Relations 210.345.3992 Gautam.Srivastava@Valero.com